                                            PLEDGE AND ESCROW AGREEMENT

         THIS PLEDGE AND ESCROW  AGREEMENT  (the  "Agreement")  is made and entered  into as of March __, 2005 (the
"Effective Date") by and among MONTGOMERY EQUITY PARTNERS,  LTD. a Delaware corporation (the "Pledgee"),  AMERICANA
PUBLISHING,  INC., a corporation  organized and existing  under the laws of the State of Colorado (the  "Pledgor"), and DAVID GONZALEZ, ESQ., as escrow agent ("Escrow Agent").

                                                     RECITALS:

         WHEREAS,  on even date  herewith,  the Pledgee and the Company  entered  into an  Promissory  Note for the principal amount of Eight Hundred Twenty Thousand Dollars  ($820,000) (the "Note"),  a copy of which is attached as
Exhibit "A;"

         WHEREAS,  pursuant to the terms of the Note,  the Company is  obligated  to make  certain  payments to the
Pledgee, as more particularly described in the Note; and

         WHEREAS,  in order to secure the Company's  obligations  under the Note,  the Pledgor has agreed to pledge to the Pledgee  187,000,000 shares (the "Shares") of the Pledgee's common stock of the Company,  which are owned by the Pledgor.

         NOW,  THEREFORE,  in consideration of the mutual covenants,  agreements,  warranties,  and representations herein  contained,  and for other good and valuable  consideration,  the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                               TERMS AND CONDITIONS

1.       Pledge and Transfer of Pledge Shares.       The Pledgor  hereby  grants to Pledgee a security  interest in
all  Shares   beneficially  owned  by  such  Pledgor  as  security  for  Company's   obligations  under  the  Note.
Simultaneously  with the execution of this  Agreement and the closing of the  transactions  contemplated  under the
Note,  Pledgor shall deliver to the Escrow Agent stock  certificates  representing  the Shares,  together with duly executed  stock  powers or other  appropriate  transfer  documents  executed  in blank by Pledgor  (the  "Transfer
Documents"),  and such stock  certificates and Transfer  Documents shall be held by the Escrow Agent until the full payment of all amounts due to the Pledgee under the Note or the  termination or expiration of this  Agreement.  The
Pledgor  hereby  grants  Pledgee a further  security  interest  in any stock  rights,  rights to  subscribe,  stock dividends,  new securities,  or other property  (excluding cash dividends) to which the Pledgor is or may hereafter become entitled to receive on account of the Shares  originally  pledged  hereunder.  In the event Pledgor receives additional  property of such nature  ("Additional  Pledged  Property"),  the Pledgor shall immediately deliver such
Additional  Pledged  Property to the Escrow Agent to be held by the Escrow Agent in the same manner and on the same terms as the Shares originally pledged hereunder

2.       Title to Pledge  Shares.  From the  Effective  Date,  subject  only to the  security  interest  of Pledgee created  hereunder,  the  Pledgor  shall be the legal and record  owner of their  respective  Shares,  and shall be entitled to vote the Shares, to receive dividends and other  distributions  thereon,  and to enjoy all other rights and privileges  incident to the ownership of the Shares,  subject to the restrictions  herein.  Upon the occurrence of an Event of  Default  (as  defined  herein),  the  Pledgee  shall be  entitled  to vote the  Shares,  to receive dividends and other distributions  thereon,  and to enjoy all other rights and privileges incident to the ownership of the Shares.

3.       Release of Shares from  Pledge.  Upon the full  payment of all amounts due to the Pledgee  under the Note, the parties  hereto shall notify the Escrow Agent to such effect in writing.  Upon receipt of such written  notice, the Escrow Agent shall return to the Pledgor the Transfer  Documents and the certificates  representing the Shares, whereupon any and all rights of Pledgee in the Pledged  Materials  shall be  terminated.  Notwithstanding  anything to the  contrary  contained  herein,  upon full  payment of all  amounts due to the  Pledgee  under the Note,  this
Agreement and Pledgee's security interest and rights in and to the Shares, shall terminate.

4.       Event of Default.  An "Event of Default"  shall be deemed to have occurred  under this  Agreement  upon an
Event of Default under the Note.

5.       Remedies.  Upon the  occurrence  of the Event of Default,  Pledgee shall  provide  written  notice of such
Default  (the  "Default  Notice")  to the Escrow  Agent,  with a copy to the Company  and the  Pledgor.  As soon as practicable  after receipt of the Default Notice,  the Escrow Agent shall deliver to Pledgee the Pledged  Materials held by the Escrow Agent  hereunder,  whereupon  Pledgee may  exercise  all rights and remedies of a secured  party with respect to such property as may be available  under the Uniform  Commercial  Code as in effect in the State of
New Jersey.

6.       Concerning the Escrow Agent.

6.1.     The Escrow Agent  undertakes  to perform only such duties as are expressly set forth herein and no implied duties or obligations shall be read into this Agreement against the Escrow Agent.

6.2.     The Escrow  Agent may act in  reliance  upon any  writing or  instrument  or  signature  which it, in good faith,  believes to be genuine,  may assume the validity and  accuracy of any  statement or assertion  contained in such a writing or  instrument,  and may assume that any person  purporting to give any writing,  notice,  advice or instructions  in connection  with the provisions  hereof has been duly  authorized to do so. The Escrow Agent shall not be liable in any manner for the sufficiency or correctness as to form,  manner,  and execution,  or validity of any instrument  deposited in this escrow, nor as to the identity,  authority,  or right of any person executing the same; and its duties hereunder shall be limited to the safekeeping of such certificates,  monies,  instruments,  or other document  received by it as such escrow holder,  and for the  disposition of the same in accordance  with the written instruments accepted by it in the escrow.

6.3.     Pledgee, the Company and Pledgor hereby agree,  jointly and severally,  to defend and indemnify the Escrow
Agent and hold it harmless from any and all claims,  liabilities,  losses, actions, suits, or proceedings at law or in equity,  or any other expenses,  fees, or charges of any character or nature which it may incur or with which it may be threatened by reason of its acting as Escrow Agent under this  Agreement;  and in connection  therewith,  to indemnify  the Escrow Agent  against any and all  expenses,  including  attorneys'  fees and costs of defending any action,  suit,  or  proceeding  or  resisting  any claim (and any costs  incurred by the Escrow  Agent  pursuant to
Sections 6.4 or 6.5 hereof).  The Escrow  Agent shall be vested with a lien on all  property  deposited  hereunder, for  indemnification of attorneys' fees and court costs regarding any suit,  proceeding or otherwise,  or any other expenses,  fees,  or charges of any  character  or nature,  which may be incurred by the Escrow  Agent by reason of disputes  arising  between  the  makers of this  escrow as to the  correct  interpretation  of this  Agreement  and instructions given to the Escrow Agent hereunder,  or otherwise,  with the right of the Escrow Agent, regardless of the  instructions  aforesaid,  to hold said property until and unless said additional  expenses,  fees, and charges shall be fully paid.  Any fees and costs  charged by the Escrow  Agent for serving  hereunder  shall be paid by the
Pledgor.

6.4.     If any of the parties shall be in disagreement  about the  interpretation of this Agreement,  or about the rights and  obligations,  or the propriety of any action  contemplated  by the Escrow Agent  hereunder,  the Escrow
Agent may, at its sole  discretion  deposit  the Pledged  Materials  with the Clerk of the United  States  District
Court of New Jersey,  sitting in Newark, New Jersey,  and, upon notifying all parties concerned of such action, all liability on the part of the Escrow Agent shall fully cease and  terminate.  The Escrow Agent shall be  indemnified by the Pledgor,  the Company and Pledgee for all costs,  including  reasonable  attorneys'  fees in connection with the aforesaid  proceeding,  and shall be fully  protected in suspending all or a part of its activities  under this
Agreement until a final decision or other settlement in the proceeding is received.

6.5.     The Escrow Agent may consult  with counsel of its own choice (and the costs of such counsel  shall be paid jointly and  severally by Pledgor,  the Company and Pledgee)  and shall have full and  complete  authorization  and protection  for any action taken or suffered by it hereunder  in good faith and in  accordance  with the opinion of such  counsel.  The Escrow  Agent  shall not be liable for any  mistakes of fact or error of  judgment,  or for any actions or omissions of any kind, unless caused by its willful misconduct or gross negligence.

6.6.     The Escrow  Agent may resign upon ten (10) days'  written  notice to the parties in this  Agreement.  If a successor Escrow Agent is not appointed  within this ten (10) day period,  the Escrow Agent may petition a court of competent jurisdiction to name a successor.

7.       Conflict  Waiver.  Pledgee  acknowledges  and agrees  that the  Escrow  Agent is solely  representing  the
Pledgor  in  connection  with this  Agreement  and the Note and  Pledgee  waives any  objection  it might have with respect to the Escrow Agent acting as the Escrow Agent pursuant to this Agreement.

8.       Notices. Unless otherwise provided herein, all demands,  notices,  consents,  service of process, requests and other  communications  hereunder  shall be in writing and shall be delivered in person or by overnight  courier service, or mailed by certified mail, return receipt requested, addressed:

                  (i)      If to the Pledgor:

                                    Americana Publishing, Inc.
                                    303 San Mateo NE - Suite 104A
                                    Albuquerque, NM 87108
                                    Attn: George Lovato, Jr.

                           with a copy to:

                                    Kirkpatrick & Lockhart LLP
                                    201 South Biscayne Boulevard - Suite 2000
                                    Miami, FL  33131-2399
                                    Attn: Attention: Clayton E. Parker, Esq.

(ii)     If to the Pledgee:

                                    Montgomery Equity Partners, Ltd.
                                    101 Hudson Street - Suite 3700
                                    Jersey City, NJ 07302
                                    Attn: Mark Angelo, Portfolio Manager

Any such notice  shall be  effective  (a) when  delivered,  if  delivered  by hand  delivery or  overnight  courier service, or (b) five (5) days after deposit in the United States mail, as applicable.

9.       Binding  Effect.  All of the covenants and  obligations  contained  herein shall be binding upon and shall inure to the benefit of the respective parties, their successors and assigns.

10.      Governing  Law;  Venue;  Service  of  Process.  The  validity,  interpretation  and  performance  of  this
Agreement shall be determined in accordance  with the laws of the State of New Jersey  applicable to contracts made and to be performed  wholly  within that state except to the extent that  Federal law applies.  The parties  hereto agree  that any  disputes,  claims,  disagreements,  lawsuits,  actions  or  controversies  of any  type or  nature whatsoever that,  directly or indirectly,  arise from or relate to this Agreement,  including,  without limitation, claims relating to the  inducement,  construction,  performance or termination of this Agreement,  shall be brought in the state or  Federal  courts  located  in Hudson  County,  New  Jersey,  and the  parties  hereto  agree not to challenge the selection of that venue in any such  proceeding for any reason,  including,  without  limitation,  on the grounds  that such venue is an  inconvenient  forum.  The parties  hereto  specifically  agree that  service of process may be made, and such service of process shall be effective if made, pursuant to Section 8 hereto.

11.      Enforcement  Costs.  If any legal  action or other  proceeding  is  brought  for the  enforcement  of this
Agreement,  or  because  of an  alleged  dispute,  breach,  default or  misrepresentation  in  connection  with any provisions  of this  Agreement,  the  successful  or  prevailing  party or  parties  shall be  entitled  to recover reasonable  attorneys'  fees, court costs and all expenses even if not taxable as court costs  (including,  without limitation,  all such fees,  costs and expenses  incident to appeals),  incurred in that action or  proceeding,  in addition to any other relief to which such party or parties may be entitled.

12.      Remedies  Cumulative.  No remedy herein  conferred upon any party is intended to be exclusive of any other remedy,  and each and every such remedy  shall be  cumulative  and shall be in addition to every other remedy given hereunder  or now or  hereafter  existing  at law,  in  equity,  by  statute,  or  otherwise.  No single or partial exercise  by any party of any  right,  power or remedy  hereunder  shall  preclude  any other or  further  exercise thereof.

13.      Counterparts.  This Agreement may be executed in one or more  counterparts,  each of which shall be deemed an original, but all of which together shall constitute the same instrument.

14.      No  Penalties.  No provision of this  Agreement is to be  interpreted  as a penalty upon any party to this
Agreement.

15.      JURY  TRIAL.  EACH OF THE  PLEDGEE,  THE  COMPANY  AND  THE  PLEDGOR  HEREBY  KNOWINGLY,  VOLUNTARILY  AND
INTENTIONALLY  WAIVES  THE  RIGHT  WHICH IT MAY HAVE TO A TRIAL BY JURY OF ANY  CLAIM,  DEMAND,  ACTION OR CAUSE OF
ACTION  BASED  HEREON,  OR ARISING OUT OF, UNDER OR IN ANY WAY  CONNECTED  WITH THE  DEALINGS  BETWEEN  PLEDGEE AND
PLEDGOR,  THIS PLEDGE AND ESCROW  AGREEMENT  OR ANY  DOCUMENT  EXECUTED IN  CONNECTION  HEREWITH,  OR ANY COURSE OF
CONDUCT,  COURSE OF DEALING,  STATEMENTS  (WHETHER  ORAL OR  WRITTEN) OR ACTIONS OF ANY PARTY  HERETO OR THERETO IN
EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE.

         IN WITNESS  WHEREOF,  the parties  hereto have duly  executed  this Pledge and Escrow  Agreement as of the date first above written.

                                            MONTGOMERY EQUITY PARTNERS, LTD.

                                            By:
                                            Name:    Mark Angelo
                                            Title:   Portfolio Manager

                                            PLEDGOR
                                            AMERICANA PUBLISHING, INC.

                                            By:
                                            Name:    George Lovato, Jr.
                                            Title:   CEO

                                            ESCROW AGENT

                                            By:
                                            Name:    David Gonzalez, Esq.